                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                   Form 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 11, 1999


                            WESTMINSTER CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  1-4923                95-2157201
(State or Other Jurisdiction      (Commission            (IRS Employer
    of Incorporation)            File Number)         Identification No.)


                       9665 Wilshire Boulevard, Suite M-10
                         Beverly Hills, California 90212
                    (Address of Principal Executive Offices)

                                 (310) 278-1930
                         (Registrant's Telephone Number)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  Acquisition or Disposition of Assets.

        On January 11, 1999, Westminster Capital, Inc. (the "Registrant") entered into a Membership Interest Purchase Agreement to acquire from One Source Industries, Inc. ("Seller") an 80% interest in One Source Industries, LLC ("One Source") for cash consideration of $4.8 million paid at closing, deferred consideration of $196,000, plus up to an additional $2.15 million in deferred contingent cash consideration that may be paid over the next four years based on the performance of One Source during such period. After the close of business on December 31, 1998, One Source Industries, Inc. reorganized its operations into One Source, a new California limited liability company, with all assets being assigned to such limited liability company and all the liabilities being assumed by the new limited liability company, with the exception of current tax obligations.

        One Source, as successor in interest to Seller, provides turn-key packaging and point-of-sale displays for a broad spectrum of consumer products ranging from computer software to food products. The acquisition was financed through the Registrant's existing cash reserves.

        Reference is made to the press release of Registrant, issued on January 12, 1999, which is incorporated herein by this reference, relating to the acquisition of the 80% interest in One Source by the Registrant. A copy of the press release is attached to this Form 8-K as Exhibit 99.1. Certain matters discussed in the above referenced press release include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are necessarily speculative and readers are advised not to place undue reliance on any such forward-looking statements which speak only as of the date made. Actual results could vary materially from those anticipated for a variety of reasons. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any statement herein or to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which any such statement is based.


ITEM    7.  FINANCIAL STATEMENTS AND EXHIBITS

The financial statement information presented herein, including the pro forma information, represents the financial information of Seller, the predecessor company to One Source. The pro forma financial information records the adjustments required to appropriately reflect the combination of the Registrant and One Source.

(a)     Financial Statements                       Pages 5 to 13

(b)     Pro Forma Financial Information            Pages 14 to 21

Exhibits.

           Exhibit 2.1 Membership Interest Purchase Agreement, dated January 11, 1999. Pursuant to Item 601(b)(2), the Registrant hereby agrees to furnish supplementally to the Commission a copy of any exhibit or schedule omitted from this filing upon request.*

           Exhibit 2.2 Amended and Restated Operating Agreement of One Source Industries, LLC.*

           Exhibit 23.1  Consent of Auditors.

           Exhibit 99.1  Press Release dated January 12, 1999.*

--------------------------

*Previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated January 11, 1999.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 24, 1999                              WESTMINSTER CAPITAL, INC.



                                            By:   /s/ Keenan Behrle
                                                  --------------------------
                                                  Keenan Behrle
                                                  Executive Vice President

                               FETTA PIPER & ROSSI
                        CERTIFIED PUBLIC ACCOUNTANTS, LLP



                          INDEPENDENT AUDITOR'S REPORT



Board of Directors
One Source Industries, Inc.

We have audited the accompanying balance sheet of One Source Industries, Inc. (an S Corporation) as of December 31, 1998 and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of One Source Industries, Inc. as of December 31, 1998, and results of its operations, changes in retained earnings, and its cash flows for the year then ended in conformity with generally accepted accounting principles.

The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements.



FETTA  PIPER & ROSSI
Certified Public Accountants LLP


February 15, 1999

                           ONE SOURCE INDUSTRIES, INC.
                                  Balance Sheet
                                December 31, 1998

                                     Assets


Current Assets
    Cash                                                                        $  116,853
    Accounts receivable                                                            929,334
    Inventory                                                                      103,871
    Officer loan receivable                                                         34,097
                                                                                ----------
        Total Current Assets                                                     1,184,155
                                                                                ----------

Property, (net of accumulated depreciation of $27,094)                             192,878
                                                                                ----------

Other Assets
    Deposits                                                                         2,196
                                                                                ----------
        Total Other Assets                                                           2,196
                                                                                ----------

        Total Assets                                                            $1,379,229
                                                                                ----------
                                                                                ----------

                      Liabilities and Stockholders' Equity

Current Liabilities
    Accounts payable                                                            $  497,727
    Notes payable - current portion                                                 46,373
    Accrued expenses                                                               136,770
    Accrued franchise tax                                                           13,948
    Deferred taxes - current portion                                                 6,080
    Other current liabilities                                                       20,124
                                                                                ----------
        Total Current Liabilities                                                  721,022
                                                                                ----------

Long Term Liabilities
    Notes payable - long term                                                      119,237
    Deferred taxes - long term                                                         616
                                                                                ----------
        Total Long Term Liabilities                                                119,853
                                                                                ----------

Contingent Liabilities                                                                   -

Stockholders' Equity
    Capital stock, 100,000 authorized; 2,500 issued; 2,500 outstanding               1,000
    Retained earnings                                                              537,354
                                                                                ----------
        Total Stockholders' Equity                                                 538,354
                                                                                ----------

        Total Liabilities and Stockholders' Equity                              $1,379,229
                                                                                ----------
                                                                                ----------

                           ONE SOURCE INDUSTRIES, INC.
                   Statements of Income and Retained Earnings
                      For The Year Ended December 31, 1998

Sales, net of discounts of $32,786                             $ 10,261,434
                                                               ------------

Cost of Sales
    Purchases                                                     5,530,401
    Outside services                                                832,382
    Freight                                                         510,010
    Manufacturing overhead                                          152,937
                                                               ------------

    Total Cost of Sales                                           7,025,730
                                                               ------------

    Gross Margin                                                  3,235,704

Operating Expenses
    Sales Expense:
        Officer's compensation & benefits                           393,349
        Staff compensation & benefits                               274,629
        Other sales expense                                         104,357
                                                               ------------

    Total Sales Expense                                             772,335
                                                               ------------

    General & Administrative:
        Staff compensation & benefits                               397,202
        Office expense                                              137,822
        Professional services                                        74,957
        Other                                                        66,677
                                                               ------------
    Total General & Administrative Expenses                         676,658
                                                               ------------

Total Operating Expense                                           1,448,993
                                                               ------------

Pretax Operating Income Before Other Income (Expense)             1,786,711

Other Expense                                                        (9,665)
                                                               ------------

Income Before Provision for Franchise Tax                         1,777,046

Provision for Franchise Tax                                         (28,847)
                                                               ------------

Net Income                                                        1,748,199

Retained Earnings, December 31, 1997                                315,595

Dividends Paid                                                   (1,526,440)
                                                               ------------

Retained Earnings, December 31, 1998                           $    537,354
                                                               ------------
                                                               ------------

                           ONE SOURCE INDUSTRIES, INC.
                             Statement of Cash Flows
                      For the Year Ended December 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES

Net Income                                                     $ 1,748,199
Adjustments to reconcile net income to net cash
   provided by operating activities:
          Depreciation & amortization                               24,855
          Loss on donation of equipment                             12,043
          Changes in operating assets & liabilities:
             Accounts receivable                                   172,562
             Inventory                                             (22,696)
             Other assets                                             (346)
             Deferred taxes payable                                  6,696
             Accounts payable                                     (246,556)
             Accrued payroll & other accrued expenses               87,985
             Income taxes payable                                   13,948
             Profit-sharing payable                                (39,454)
                                                               -----------
Net cash provided (used) by operating activities                 1,757,236
                                                               -----------

CASH FLOWS FROM INVESTMENT ACTIVITIES

Purchases of property, plant & equipment                          (142,616)
                                                               -----------
Net cash used in investment activities                            (142,616)
                                                               -----------

CASH FLOWS FROM FINANCING ACTIVITIES

Net borrowings (repayments) under line of credit                   (40,000)
Proceeds from long-term debt                                       127,565
Payments of long-term debt                                         (29,314)
Advances to stockholder                                             (1,884)
Distributions to stockholder                                    (1,526,440)
                                                               -----------
Net cash used in financing activities                           (1,470,073)
                                                               -----------

Net increase in cash                                               144,547

Cash at January 1, 1998                                            (27,694)
                                                               -----------

Cash at December 31, 1998                                      $   116,853
                                                               -----------
                                                               -----------


Supplemental disclosures of cash flow information:
 Cash paid during the year for:
        Interest                                               $    11,549
        Income taxes                                           $    17,863

                           ONE SOURCE INDUSTRIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


NOTE 1 -  DESCRIPTION OF BUSINESS AND SUMMARY OF ACCOUNTING POLICIES

One Source Industries, Inc. was incorporated in the state of California on March 13, 1985. The Company designs packaging for various customers. The Company physically packages the customer's products and ships them to the retailer. In addition, the Company designs and assembles corrugated floor and pallet displays. These displays are then shipped with full packaged customer products.

This summary of the Company's significant accounting policies is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, who are responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles. Management uses estimates and assumptions in preparing financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the amounts reported in the financial statements. Actual results could vary from the estimates that were used.

These financial statements do not reflect the contribution of assets and liabilities to "One Source Industries, LLC" as described in Note 11.

CASH AND CASH EQUIVALENTS
For purposes of the Statement of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less and money market funds to be cash equivalents. The amount of cash equivalents reported in the financial statements approximates fair value.

ACCOUNTS RECEIVABLE
Accounts receivable (less the allowance for doubtful accounts) are recorded at net realizable value. The amount of accounts receivable reported in the financial statements approximates fair value. Company management has estimated that all accounts will be collected and therefore no allowance for doubtful accounts is necessary. It is reasonably possible that the Company's estimate of the collectibility of accounts receivable will change.

INVENTORIES
Inventories consist primarily of corrugated cardboard and plastic packaging materials. There was no work in process or finished goods in inventory at December 31, 1998. Inventories are valued at the lower of cost
(first-in-first-out) or market.

DEPRECIATION
Depreciation of property, plant and equipment is provided over the estimated useful lives of the respective assets on the straight-line basis. The useful lives are estimated to be five years on office equipment and seven years on furniture and production equipment.

The Company's policy is to evaluate the remaining life and recoverability in light of current conditions. It is reasonably possible that the Company's estimate to recover the carrying amount of property, plant and equipment will change.

                           ONE SOURCE INDUSTRIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


REVENUE RECOGNITION POLICY
The Company recognizes revenue on an accrual basis of accounting. Revenue is recorded when all terms of the sale are substantially completed; this generally occurs when the product ships.

ADVERTISING
The Company expenses advertising costs when incurred. Advertising expense totaled $13,246 for the year ended December 31, 1998.

INCOME TAXES
Deferred income taxes are recorded for the temporary differences between the Company's financial statements and tax returns in accordance with Statements of Financial Accounting Standards No. 109 (FAS 109), Accounting for Income Taxes. FAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns. In estimating future tax consequences, FAS 109 generally considers all expected future events other than enactment of changes in the tax law or rates. Investment credits are recorded as a reduction of the provision for federal income taxes using the flow-through method.

The Company is an S Corporation for federal and state income tax purposes. Under the provisions of the Internal Revenue Code relating to S Corporations, federal taxes based on income are the direct liability of the stockholders and, therefore, no provision or related liability for federal taxes based on income has been recorded. The Company is liable for state income taxes at a 1.5% tax rate.


NOTE 2 - CASH AND CASH EQUIVALENTS

The cash balance is on deposit primarily at one bank. The balance at December 31, 1998 exceeds the maximum federally insured limits.


NOTE 3 - ACCOUNTS RECEIVABLE

A summary of accounts receivable follows:

               Accounts receivable                        $929,334
               Allowance for doubtful accounts                 -0-
                                                          --------
                                                          $929,334
                                                          --------
                                                          --------

One customer owed the Company $484,872 (52% of the balance) which was subsequently collected.

                           ONE SOURCE INDUSTRIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 4 - PROPERTY, PLANT AND EQUIPMENT

A summary of property, plant and equipment at cost follows:

                                                                 Accum.          Net Book
                                                 Cost            Deprec.           Value
                                                 ----            -------           -----
        Machinery and equipment               $153,917          $ 20,908          $133,009
        Office furniture & equipment            66,055             6,186            59,869
                                              --------          --------          --------
               Total                          $219,972          $ 27,094          $192,878
                                              --------          --------          --------
                                              --------          --------          --------

NOTE 5 - LONG -TERM DEBT

Long-term debt at December 31, 1998 consisted of the following:

Note payable to Concord Commercial, Division of HSBC Business Loans, Inc.,
        payable in monthly installments of $3,162 including interest at 8.75%, final payment due June 20, 2002, collateralized by equipment and
        personally guaranteed by stockholder                                         $ 51,608

Note payable to Concord Commercial, Division of HSBC Business Loans, Inc.,
        payable in monthly installments of $1,777 including interest at 9.25%,
        final payment due September 1, 2001, collateralized by equipment              114,002
                                                                                     --------
The notes payable balances reported in the financial statements represent their fair value.
                                                                                      165,610

Less current portion                                                                  (46,373)
                                                                                     --------

Long-term debt                                                                       $119,237
                                                                                     --------
                                                                                     --------

Maturities of long term debt are as follows:

                      1999                         $ 46,372
                      2000                           50,695
                      2001                           50,047
                      2002                           18,496
                                                   --------
                      Total                        $165,610
                                                   --------
                                                   --------


NOTE 6 - RELATED PARTY TRANSACTION

The Company contracted with Paxall, LLC to package product. Paxall is 50% owned by the sole stockholder, Drew Sherline. During 1998 Paxall, LLC was paid $520,495; this amount is included in cost of sales. The amount owing Paxall, LLC at December 31, 1998 was $12,173; this amount is included in accounts payable.

                           ONE SOURCE INDUSTRIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE 7 - STATE TAXES BASED ON INCOME

The provision for state franchise taxes is comprised of the following:

                      Current                      $ 26,432
                      Deferred                        2,415
                                                   --------

                      Total                        $ 28,847
                                                   --------
                                                   --------

Significant components of the Company's state deferred tax liabilities are as follows:

               Accounts receivable                 $ 13,940
               Inventory                              1,558
               Accelerated depreciation                 583
               Accounts payable & accrued exp.       (9,509)
               Other                                    124
                                                   --------

               Total Deferred Tax Liability        $  6,696
                                                   --------
                                                   --------

NOTE 8 - BUSINESS CONCENTRATION

The Company does a substantial amount of business with two customers (approximately 58%). A loss of either customer would have a significant impact on the Company's profitability.


NOTE 9 - PENSION PLANS

The Company sponsors a discretionary defined contribution plan (profit sharing plan) covering substantially all employees. Defined contribution pension expense for the Company was $-0- for 1998 since management has elected not to fund a contribution in the pension plan for 1998.


NOTE 10 - COMMITMENTS AND CONTINGENT LIABILITIES

The Company leases business facilities in southern California and Mississippi. Total rent expense for 1998 was $108,500. Rent expense for the Mississippi facility was $84,800 and was charged to cost of sales.

A summary of noncancellable long-term operating lease commitments is as follows:

                      1999                         $26,828
                      2000                          27,658
                      2001                          11,670
                                                   -------

                      Total                        $66,156
                                                   -------
                                                   -------

                           ONE SOURCE INDUSTRIES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 1998


NOTE 11 - SUBSEQUENT EVENTS

After the close of business on December 31, 1998, the Company reorganized this corporation's operations into a new California limited liability company called "One Source Industries, LLC" with all assets of this corporation being assigned to such limited liability company and all the liabilities of this corporation, with the exception of current tax obligations, being assumed by the new limited liability company.

The Company became an owner of a 99% interest in the new Company and Drew Sherline, the majority shareholder of the Company, became a 1% owner of the new Company.

These financial statements do not reflect this transaction since it took place after the Company's books were closed.

On January 11, 1999 the Company sold 80% of its membership interest in the new Company to Westminster Capital, Inc.

NOTE 12 - YEAR 2000 ISSUE  (UNAUDITED)

The Company replaced all of its computer hardware and software in 1998. This new information technology is ready for the year 2000.

(b) Pro Forma Financial Information:

        On January 11, 1999, the Registrant entered into a Membership Interest Purchase Agreement to acquire from One Source Industries, Inc. ("Seller"), an 80% interest in One Source Industries, LLC ("One Source") for cash consideration of $4.8 million paid at closing, deferred consideration of $196,000, plus up to an additional $2.15 million in deferred contingent cash consideration that may be paid over the next four years based on the performance of One Source during such period. One Source provides turn-key packaging and point-of-sale displays for a broad spectrum of consumer products ranging from computer software to food products. The purchase price was negotiated at arms length with the Seller, who had no prior relationship with the Registrant. The acquisition was financed using existing cash reserves.

        The acquisition was accounted for using the purchase method of accounting. The purchase price, including liabilities assumed, was allocated to tangible assets and intangible assets. The excess of the aggregate purchase price plus direct costs of acquisition over the estimated fair market values of the net assets acquired was recognized as goodwill and is being amortized over 20 years.

        Prior to January 1, 1999, the business of One Source was conducted by the Seller. At the close of business on December 31, 1998, the Seller reorganized its operations into One Source, a new California limited liability company, with all assets being assigned to such limited liability company and all liabilities being assumed by the new limited liability company, with the exception of current tax obligations. The financial information of One Source for periods beginning prior to January 1, 1999, reflect the financial condition and results of operations of Seller, One Source's predecessor in interest.

        The following unaudited pro forma consolidated statements of operations give effect to the acquisition as if it had occurred at the beginning of the period being presented, while the unaudited pro forma consolidated statements of financial condition as of December 31, 1997 and September 30, 1998, both reflect the combination of Registrant and One Source as if the transaction had occurred as of each respective balance sheet date. Pro forma adjustments include only the effects of events directly attributable to the transaction that are expected to have a continuing impact and that are factually supportable. The notes to the pro forma financial information describe the pro forma amounts and adjustments presented below. The pro forma financial information does not necessarily reflect the operating results that would have occurred had the acquisition been consummated as of the above dates, nor is such information indicative of future operating results.

        The pro forma consolidated statements of financial condition as of December 31, 1997 and September 30, 1998, both reflect the combination of the Registrant and One Source as if the transaction had occurred as of each respective balance sheet date. The pro forma consolidated statement of operations for the year ended December 31, 1997 reflects the combination of the Registrant's statement of operations for the year ended December 31, 1997 and One Source's statement of operations for the year ended December 31, 1997. The pro forma consolidated statements of operations for the nine months ended September 30, 1998 and 1997 reflects the combination of the Registrant's statements of operations for the nine months ended September 30, 1998 and 1997 and One Source's statements of operations for the nine months ended September 30, 1998 and 1997, respectively.

WESTMINSTER CAPITAL, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION AS OF
December 31, 1997
(UNAUDITED)

                                           ---------------------------------------------------------------
                                            Westminster      One
                                             Capital,       Source
                                               Inc.       Industries,
                                           Consolidated      Inc.      Adjustments  Reference    PRO FORMA
                                           ---------------------------------------------------------------
ASSETS
Cash and cash equivalents                    $1,738,000      (28,000)       6,000     (a)        $1,716,000
Securities available-for-sale                18,405,000                (4,800,000)    (a)        13,605,000
Investments in limited partnerships that                                                                  0
   invest in securities                       2,314,000                                           2,314,000
Loans receivable, net                         7,081,000                                           7,081,000
Accounts receivable                           1,002,000    1,102,000                              2,104,000
Inventories                                           0        7,000                                  7,000
Accrued interest receivable                     801,000                                             801,000
Real estate acquired through foreclosure        833,000                                             833,000
Telephone systems, net                          834,000                                             834,000
Property and equipment, net                     710,000       89,000                                799,000
Goodwill, net                                   881,000                 4,986,000   (a) (b)       5,867,000
Other assets                                    271,000       38,000                                309,000
                                           ---------------------------------------------------------------
Total Assets                                $34,870,000   $1,208,000     $192,000               $36,270,000
                                           ---------------------------------------------------------------
                                           ---------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
Accounts payable                               $669,000      744,000                             $1,413,000
Accrued expenses                              1,915,000       44,000      246,000     (b)         2,205,000
Long term debt                                  655,000      107,000      196,000     (a)           958,000
Income taxes                                  5,366,000                                           5,366,000
Minority interests                              297,000                    63,000     (a)           360,000
                                           ---------------------------------------------------------------
Total Liabilities                             8,902,000      895,000      505,000                10,302,000
                                           ---------------------------------------------------------------

SHAREHOLDERS' EQUITY:
Common stock                                  7,835,000        1,000       (1,000)    (a)        $7,835,000
Capital in excess of par value               55,943,000                                          55,943,000
Accumulated deficit                         (37,823,000)     312,000     (312,000)    (a)       (37,823,000)
Accumulated other comprehensive
   income                                        13,000                                              13,000
                                           ---------------------------------------------------------------
Total Shareholders' Equity                   25,968,000      313,000     (313,000)               25,968,000
                                           ---------------------------------------------------------------
Total Liabilities and Shareholders' Equity  $34,870,000   $1,208,000     $192,000               $36,270,000
                                           ---------------------------------------------------------------
                                           ---------------------------------------------------------------

See notes to Pro Forma Statements

WESTMINSTER CAPITAL, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION AS OF
September 30, 1998
(UNAUDITED)

                                           ---------------------------------------------------------------
                                           Westminster      One
                                             Capital,      Source
                                               Inc.       Industries,
                                           Consolidated      Inc.      Adjustments   Reference   PRO FORMA
                                           ---------------------------------------------------------------
ASSETS
Cash and cash equivalents                     $403,000       279,000        6,000     (a)          $688,000
Securities available-for-sale               27,234,000                 (4,800,000)    (a)        22,434,000
Investments in limited partnerships that                                                                  0
   invest in securities                      1,953,000                                            1,953,000
Loans receivable, net                        9,525,000                                            9,525,000
Accounts receivable                            857,000     1,037,000                              1,894,000
Inventories                                          0        29,000                                 29,000
Accrued interest receivable                    997,000         4,000                              1,001,000
Real estate acquired through foreclosure       833,000                                              833,000
Telephone systems, net                         434,000                                              434,000
Property and equipment, net                    156,000       195,000                                351,000
Goodwill, net                                  811,000                  4,994,000   (a) (b)       5,805,000
Other assets                                    91,000       110,000                                201,000
                                           ---------------------------------------------------------------
Total Assets                               $43,294,000    $1,654,000     $200,000               $45,148,000
                                           ---------------------------------------------------------------
                                           ---------------------------------------------------------------

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
Accounts payable                              $569,000       969,000                             $1,538,000
Accrued expenses                             2,102,000       206,000      246,000     (b)         2,554,000
Long term debt                                       0       177,000      196,000     (a)           373,000
Income taxes                                 8,564,000                                            8,564,000
Minority interests                             168,000                     60,000     (a)           228,000
                                           ---------------------------------------------------------------
Total Liabilities                           11,403,000     1,352,000      502,000                13,257,000
                                           ---------------------------------------------------------------

SHAREHOLDERS' EQUITY:
Common stock                                 7,835,000         1,000       (1,000)    (a)        $7,835,000
Capital in excess of par value              55,943,000                                           55,943,000
Accumulated deficit                        (32,036,000)      301,000     (301,000)    (a)       (32,036,000)
Accumulated other comprehensive
   income                                      149,000                                              149,000
                                           ---------------------------------------------------------------
Total Shareholders' Equity                  31,891,000       302,000     (302,000)               31,891,000
                                           ---------------------------------------------------------------
Total Liabilities and Shareholders' Equity $43,294,000    $1,654,000     $200,000               $45,148,000
                                           ---------------------------------------------------------------
                                           ---------------------------------------------------------------

See notes to Pro Forma Statements

WESTMINSTER CAPITAL, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                                Year ended December 31, 1997
                                           ----------------------------------------------------------------
                                            Westminster     One
                                              Capital,     Source
                                                Inc.      Industries,
                                            Consolidated      Inc.      Adjustments  Reference   PRO FORMA
                                           ----------------------------------------------------------------
REVENUES:
Interest on loans                            $1,094,000                                          $1,094,000
Loan fees                                       639,000                                             639,000
Interest on securities available-for-sale
   and money market funds                       932,000                  (278,000)    (b)           654,000
Unrealized gains on limited partnerships
   that invest in securities                    529,000                                             529,000
Gain on sale of securities
   available-for-sale                           332,000                                             332,000
Lawsuit settlement, net                         950,000                                             950,000
Telephone system revenue                      1,444,000                                           1,444,000
Sales to customers                            2,711,000    6,389,000                              9,100,000
Loss from equity investment                    (686,000)                                           (686,000)
Other income                                     51,000                                              51,000
                                           --------------------------------------              ------------
Total Revenues                                7,996,000    6,389,000     (278,000)               14,107,000
                                           --------------------------------------              ------------


EXPENSES:
Telephone time charges                          733,000                                             733,000
Cost of sales                                 2,539,000    4,425,000                              6,964,000
Other telephone system charges                  605,000                                             605,000
General and administrative                    1,790,000    1,255,000      240,000     (a)         3,285,000
                                           --------------------------------------              ------------
Total Expenses                                5,667,000    5,680,000      240,000                11,587,000
                                           --------------------------------------              ------------

                                                                                                          0
INCOME BEFORE INCOME TAXES                                                                                0
AND MINORITY INTEREST                         2,329,000      709,000     (518,000)                2,520,000
                                                                                                          0
INCOME TAX PROVISION                           (932,000)     (12,000)     (21,000)    (c)          (965,000)
                                                                                                          0
                                                                                                          0
MINORITY INTEREST SHARE OF INCOME               (26,000)    (139,000)                              (165,000)
                                                                                                          0
                                           --------------------------------------              ------------
NET INCOME                                   $1,371,000     $558,000    ($539,000)               $1,390,000
                                           --------------------------------------              ------------
                                           --------------------------------------              ------------

Net Income per common share
     Primary                                      $0.17        $0.07       ($0.07)                    $0.18
     Fully Diluted                                 0.17         0.07        (0.07)                     0.18

Weighted average shares outstanding
     Primary                                  7,835,000    7,835,000    7,835,000                 7,835,000
     Fully Diluted                            7,866,000    7,866,000    7,866,000                 7,866,000

See notes to Pro Forma Statements

WESTMINSTER CAPITAL, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                        Nine months ended September  30, 1998
                                           ---------------------------------------------------------------
                                           Westminster      One
                                             Capital,      Source
                                               Inc.      Industries,
                                           Consolidated      Inc.     Adjustments   Reference    PRO FORMA
                                           ---------------------------------------------------------------
REVENUES:
Interest on loans                             $888,000                                             $888,000
Loan fees                                       49,000                                               49,000
Interest on securities available-for-sale
   and money market funds                      969,000                   (208,000)    (b)           761,000
Unrealized gains (losses) on limited
   partnerships that invest in securities     (342,000)                                            (342,000)
Gain (loss) on sale of securities
   available-for-sale                         (234,000)                                            (234,000)
Telephone system revenue                     1,181,000                                            1,181,000
Sales to customers                          15,017,000    7,103,000                              22,120,000
Loss from equity investment                  5,887,000                                            5,887,000
Interest on Tax Refund                       2,644,000                                            2,644,000
Other income                                    27,000                                               27,000
                                           --------------------------------------              ------------
Total Revenues                              26,086,000    7,103,000      (208,000)               32,981,000
                                           --------------------------------------              ------------

EXPENSES:
Telephone time charges                         489,000                                              489,000
Cost of sales                               14,221,000    5,124,000                              19,345,000
Other telephone system charges                 439,000                                              439,000
General and administrative                   3,086,000    1,024,000       180,000     (a)         4,290,000
                                           --------------------------------------              ------------
Total Expenses                              18,235,000    6,148,000       180,000                24,563,000
                                           --------------------------------------              ------------
                                                                                                          0
INCOME BEFORE INCOME TAXES                                                                                0
AND MINORITY INTEREST                        7,851,000      955,000      (388,000)                8,418,000
                                                                                                          0
INCOME TAX PROVISION                        (2,013,000)     (11,000)     (159,000)    (c)        (2,183,000)
                                                                                                          0
                                                                                                          0
MINORITY INTEREST SHARE OF INCOME              (50,000)    (189,000)                               (239,000)
                                                                                                          0
                                           --------------------------------------              ------------
NET INCOME                                  $5,788,000     $755,000     ($547,000)               $5,996,000
                                           --------------------------------------              ------------
                                           --------------------------------------              ------------

Net Income (loss) per common share
     Primary                                     $0.74        $0.10        ($0.07)                    $0.77
     Fully Diluted                                0.73         0.10         (0.07)                     0.76

Weighted average shares outstanding
     Primary                                 7,835,000    7,835,000     7,835,000                 7,835,000
     Fully Diluted                           7,937,000    7,937,000     7,937,000                 7,937,000

See notes to Pro Forma Statements

WESTMINSTER CAPITAL, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(UNAUDITED)

                                                        Nine months ended September  30, 1997
                                           ----------------------------------------------------------------
                                           Westminster      One
                                             Capital,      Source
                                               Inc.      Industries,
                                           Consolidated      Inc.     Adjustments   Reference    PRO FORMA
                                           ----------------------------------------------------------------
REVENUES:
Interest on loans                              $902,000                                            $902,000
Loan fees                                       200,000                                             200,000
Interest on securities available-for-sale
   and money market funds                       689,000                  (208,000)    (b)           481,000
Gain on sale of securities
   available-for-sale                           182,000                                             182,000
Lawsuit settlement, net                         522,000                                             522,000
Telephone system revenue                      1,107,000                                           1,107,000
Sales to customers                                    0    3,697,000                              3,697,000
(Loss) from equity investment                  (129,000)                                           (129,000)
Other income                                    151,000                                             151,000
                                           --------------------------------------              ------------
Total Revenues                                3,624,000    3,697,000     (208,000)                7,113,000
                                           --------------------------------------              ------------

EXPENSES:
Telephone time charges                          556,000                                             556,000
Cost of sales                                         0    3,004,000                              3,004,000
Other telephone system charges                  454,000                                             454,000
General and administrative                    1,088,000      727,000      180,000     (a)         1,995,000
                                           --------------------------------------              ------------
Total Expenses                                2,098,000    3,731,000      180,000                 6,009,000
                                           --------------------------------------              ------------

                                                                                                          0
INCOME (LOSS) BEFORE INCOME TAXES                                                                         0
AND MINORITY INTEREST                         1,526,000      (34,000)    (388,000)                1,104,000
                                                                                                          0
INCOME TAX PROVISION                           (625,000)           0      174,000     (c)          (451,000)
                                                                                                          0
                                                                                                          0
MINORITY INTEREST SHARE OF INCOME               (24,000)       7,000                                (17,000)
                                                                                                          0
                                           --------------------------------------              ------------
NET INCOME (LOSS)                              $877,000     ($27,000)   ($214,000)                 $636,000
                                           --------------------------------------              ------------
                                           --------------------------------------              ------------

Net Income (loss) per common share
     Primary                                      $0.11        $0.00       ($0.03)                    $0.08
     Fully Diluted                                 0.11         0.00        (0.03)                     0.08

Weighted average shares outstanding
     Primary                                  7,835,000    7,835,000    7,835,000                 7,835,000
     Fully Diluted                            7,865,000    7,865,000    7,865,000                 7,865,000

See notes to Pro Forma Statements

WESTMINSTER CAPITAL, INC.
NOTES TO PRO FORMA STATEMENTS
FORM 8-K/A
MARCH 1999

NOTES TO PRO FORMA STATEMENTS OF FINANCIAL CONDITION:

AS OF DECEMBER 31, 1997 AND SEPTEMBER 30, 1998

(a) Represents entry to record acquisition of an 80% interest in One Source using the purchase method of accounting. This acquisition is represented by net tangible assets at net book value as of each date (assumed fair value), plus direct costs of acquisition. The excess of the established purchase price plus direct costs of acquisition is recognized as goodwill, and will be amortized over 20 years. Net tangible assets are comprised of tangible assets less liabilities assumed.

    This acquisition entry includes the elimination of retained earnings at the date of acquisition and accounting for the minority interest of 20%.

    The acquisition further includes the establishment of an amount certain owing to the seller of $196,000, which amount is payable in April 2000. Additional contingent purchase price payments may be made in each of the next four years based on the performance of One Source. These payments (if any) will be recorded when the liability for such payments is established.

(b) Record liabilities for professional fees and other direct costs of acquisition. These liabilities comprise brokerage commissions of $196,000 and professional fees of $50,000.

NOTES TO PRO FORMA STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 1997

(a) Represents goodwill amortization for the twelve months ended December 31, 1997.

(b) Represents estimated foregone interest from investments in marketable securities arising from liquidation of these investments, in order to fund the initial payment to the seller of $4,800,000. The interest rate used in this calculation represents the approximate average rate earned on such funds during the period.

(c) Represents the adjustment to the provision for income taxes on the change in net income before taxes net of the minority share of such income, using the Corporations estimated combined federal and state income tax rates of 40%.

NINE MONTHS ENDED SEPTEMBER 30, 1998

(a) Represents goodwill amortization for the nine months ended September 30, 1998.

(b) Represents estimated foregone interest from investments in marketable securities arising from liquidation of these investments, in order to fund the initial payment to the seller of $4,800,000. The interest rate used in this calculation represents the approximate average rate earned on such funds during the period.

(c) Represents the adjustment to the provision for income taxes on the change in net income before taxes net of the minority share of such income, using the Corporation's estimated combined federal and state income tax rates of 40%.

NINE MONTHS ENDED SEPTEMBER 30, 1997

(a) Represents goodwill amortization for the nine months ended September 30, 1997.

(b) Represents estimated foregone interest from investments in marketable securities arising from liquidation of these investments, in order to fund the initial payment to the seller of $4,800,000. The interest rate used in this calculation represents the approximate average rate earned on such funds during the period.

(c) Represents the adjustment to the provision for income taxes on the change in net income before taxes net of the minority share of such income, using the Corporation's estimated combined federal and state income tax rates of 40%.

                                  EXHIBIT INDEX

Exhibit                                                     Page Number
-------                                                     -----------
23.1           Consent of Auditors.                              23